                                                                   Annual Report
[LOGO] MFS(SM)                                                    for Year Ended
INVESTMENT MANAGEMENT                                          December 31, 1997




MFS(R) RESEARCH SERIES
A Series of MFS(R) Variable Insurance Trust(SM)



[Graphic Omitted]

MFS(R) RESEARCH SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

TRUSTEES                                INVESTMENT ADVISER
Nelson J. Darling, Jr.                  Massachusetts Financial Services Company
Trustee, Eastern Enterprises            500 Boylston Street
(diversified holding company)           Boston, MA 02116-3741

William R. Gutow                        DISTRIBUTOR
Vice Chairman,                          MFS Fund Distributors, Inc.
Capitol Entertainment Management        500 Boylston Street
Company (Blockbuster Video franchise)   Boston, MA 02116-3741

DIRECTOR OF RESEARCH                    INVESTOR SERVICE
Kevin R. Parke*                         MFS Service Center, Inc.
                                        P.O. Box 2281
TREASURER                               Boston, MA 02107-9906
W. Thomas London*
                                        For additional information,
ASSISTANT TREASURERS                    contact your financial adviser.
Mark E. Bradley*
Ellen Moynihan*                         CUSTODIAN
James O. Yost*                          State Street Bank and Trust Company

SECRETARY                               AUDITORS
Stephen E. Cavan*                       Deloitte & Touche LLP

ASSISTANT SECRETARY                     WORLD WIDE WEB
James R. Bordewick, Jr.*                www.mfs.com


[Dalbar Logo]     For the fourth year in a row, MFS earned a #1 ranking in the
                  DALBAR, Inc. Broker/Dealer Survey, Main Office Operations
                  Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

  MFS Mourns Chairman's Passing

  It is with deep regret that we inform you of the death on February 2, 1998, of
  A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

Dear Contract Owners:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board activity.

The extreme volatility seen in the U.S. equity market in the fall was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, not only is the near-term outlook for profits being adjusted for the Asian crisis, we also believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
President, MFS Investment Management

January 12, 1998

MFS RESEARCH SERIES

For the year ended December 31, 1997, the Series provided a total return of 20.26% (including the reinvestment of any distributions). This compares to a 33.36% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. The Series' underperformance relative to the S&P 500 over the past year can be attributed to a number of factors, including the narrowness of the U.S. equity market, a decline in the value of several of our foreign holdings, and our relative weightings in the technology, consumer staples, transportation, and health care (particularly pharmaceutical) sectors of the market. Overall, the companies that the analysts have chosen within these sectors have performed very well and are leaders in their respective industries. The Series did outperform the S&P 500 over the past 12 months in the financial services, retailing, and industrial goods and services sectors.

Over the past year, sector weightings in the Series have shifted based on the industry analysts' changing best ideas. Most notably, the financial services sector has increased by nearly 7%. Within this sector, several stocks contributed to the Series' performance, most notably PNC Bank, Corestates Financial, and Comerica, Inc. These companies have developed solid competitive positions within an industry that continues to benefit from an environment of slow-to-moderate growth, low inflation, and rapid consolidation.

The Series has also increased its weighting in the technology sector by 4.6%. While a number of companies within this sector dampened the Series' returns in the latter half of 1997, this was seen as a result of the crisis in Asia, where uncertain demand and negative currency positions have significantly affected certain stocks. We remain cautious on the impact of Asian developments and, as a result, there have been a number of changes in the Series, with an emphasis toward companies that we believe possess strong secular growth opportunities. Oracle is an example of one company that has been affected by the "Asian flu". This resulted in a disappointing earnings report in November, and we will be monitoring its situation closely. Companies within the technology sector that finished the year strongly were Computer Associates International, Compaq Computer, Compuware Corp., and Cadence Design Systems.

While we have maintained a neutral weighting relative to the S&P 500 in the transportation sector, the analysts continue to search for the best ideas in this industry also. One example is Wisconsin Central Transportation, which derives a great deal of its earnings from international acquisitions. The stock has suffered due to a lack of acquisitions in 1997, a loss of focus by the company on its core domestic business, and missed earnings estimates. However, Wisconsin Central should benefit in 1998 from three positive factors. First, it is the front-runner for three big Australian acquisitions in 1998 and 1999. Second, its acquisition of British Rail over a year ago should result in profits this year. Third, its domestic operations are back on track.

The Series remains overweighted in consumer staples and retailing, sectors in which companies such as Earthgrains, Office Depot, and Safeway have enhanced returns. Conversely, the analysts have reduced their weightings in autos and housing and in basic materials because profits continue to be uncertain. In addition, the Series remains underweighted in utilities and communications relative to the S&P 500 because the analysts believe deregulation and increased competition will decelerate the earnings of the large players in the industry. They are therefore focusing on the smaller companies that are likely to be acquired in a consolidation environment.

We will continue to seek fundamentally strong companies to add to the Series in the year ahead. The Series continues to be based upon the research analysts' best ideas within their industries. Stocks are selected after careful, in-depth fundamental analysis of companies' earnings outlooks. Each analyst considers the economic outlook as part of his or her decision to buy a stock but does not decide based solely on economic forecasts. Therefore, the stocks selected for inclusion in the Series are companies that the analysts believe offer the best possibility for capital appreciation within their industries regardless of the economic outlook. These companies typically demonstrate dominant and/or growing market share, quality new and existing products, superior management teams, and strong financial statements. Sector and industry weightings are a fallout of the "best ideas" stock-selection process. However, the analysts revisit weightings regularly to assure agreement within the changing economic landscape.

Respectfully,

/s/ Kevin R. Parke

    Kevin R. Parke
    Director of Research

The committee of MFS research analysts is responsible for the day-to-day management of the Series under the general supervision of Mr. Parke.

OBJECTIVE AND POLICIES

The Series' investment objective is to provide long-term growth of capital and future income.

Commencement of investment operations: July 26, 1995

TAX FORM SUMMARY

DIVIDENDS-RECEIVED DEDUCTION

For the year ended December 31, 1997, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 20.1%.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Research Series - VIT shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from August 1, 1995, through December 31, 1997)

            MFS Research                S&P 500                   Consumer Price
Date        Series - VIT            Composite Idnex                Index - U.S.
 8/95         $10,000                   $10,000                      $10,000
12/95          11,062                    11,078                       10,059
12/96          13,532                    13,621                       10,400
12/97          16,274                    18,165                       10,623


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997

                                                 1 Year    Life of Series*
-------------------------------------------------------------------------
MFS Research Series                             +20.26%           +22.13%
-------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#          +33.36%           +29.49%
-------------------------------------------------------------------------
Consumer Price Index#+                          + 2.15%           + 2.51%
-------------------------------------------------------------------------

* For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1997.
# Source: CDA/Wiesenberger.
+ The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time.

PORTFOLIO OF INVESTMENTS - December 31, 1997
Stocks - 97.3%
-------------------------------------------------------------------------------
Issuer                                                   Shares           Value
-------------------------------------------------------------------------------
U.S. Stocks - 89.5%
  Aerospace - 2.9%
    Lockheed Martin Corp.                                26,000    $  2,561,000
    United Technologies Corp.                            79,400       5,781,312
                                                                   ------------
                                                                   $  8,342,312
-------------------------------------------------------------------------------
  Apparel and Textiles - 0.1%
    Reebok International Ltd.*                           12,400    $    357,275
-------------------------------------------------------------------------------
  Banks and Credit Companies - 6.2%
    BankBoston Corp.                                     20,040    $  1,882,508
    Chase Manhattan Corp.                                29,832       3,266,604
    Comerica, Inc.                                       31,800       2,869,950
    Corestates Financial Corp.                           33,900       2,714,119
    Fleet Financial Group, Inc.                          39,400       2,952,537
    PNC Bank Corp.                                       33,700       1,923,006
    Wells Fargo & Co.                                     6,200       2,104,512
                                                                   ------------
                                                                   $ 17,713,236
-------------------------------------------------------------------------------
  Building - 1.0%
    American Standard Cos., Inc.*                        46,700    $  1,789,194
    Newport News Shipbuilding, Inc.                      36,300         923,381
                                                                   ------------
                                                                   $  2,712,575
-------------------------------------------------------------------------------
  Business Machines - 0.3%
    Sun Microsystems, Inc.*                              18,000    $    717,750
-------------------------------------------------------------------------------
  Business Services - 3.4%
    AccuStaff, Inc.*                                     49,600    $  1,140,800
    Cendant Corp.*                                      184,549       6,343,872
    First Data Corp.                                     83,300       2,436,525
                                                                   ------------
                                                                   $  9,921,197
-------------------------------------------------------------------------------
  Chemicals - 2.6%
    Air Products & Chemicals, Inc.                       26,500    $  2,179,625
    Cytec Industries, Inc.*                              53,800       2,525,238
    DuPont (E.I.) de Nemours & Co., Inc.                 21,300       1,279,331
    Praxair, Inc.                                        32,100       1,444,500
                                                                   ------------
                                                                   $  7,428,694
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 5.5%
    Compaq Computer Corp.                               100,550    $  5,674,791
    Electronic Arts, Inc.*                               66,200       2,503,187
    Microsoft Corp.*                                     58,600       7,574,050
                                                                   ------------
                                                                   $ 15,752,028
-------------------------------------------------------------------------------
  Computer Software - Systems - 6.4%
    Adobe Systems, Inc.                                  44,000    $  1,815,000
    BMC Software, Inc.*                                  38,100       2,500,313
    Cadence Design Systems, Inc.*                        99,650       2,441,425
    Computer Associates International, Inc.              85,325       4,511,559
    Compuware Corp.*                                     67,500       2,160,000
    Oracle Corp.*                                       145,200       3,239,775
    Sybase, Inc.*                                        38,800         516,525
    Synopsys, Inc.*                                      28,800       1,029,600
                                                                   ------------
                                                                   $ 18,214,197
-------------------------------------------------------------------------------
  Consumer Goods and Services - 12.0%
    Clorox Co.                                           25,000    $  1,976,563
    Colgate-Palmolive Co.                                84,600       6,218,100
    Dial Corp.                                           21,300         443,306
    Gillette Co.                                         51,800       5,202,662
    Philip Morris Cos., Inc.                            127,500       5,777,344
    Procter & Gamble Co.                                 63,900       5,100,019
    Revlon, Inc., "A"*                                   38,000       1,341,875
    Tyco International Ltd.                             182,274       8,213,741
                                                                   ------------
                                                                   $ 34,273,610
-------------------------------------------------------------------------------
  Containers - 0.5%
    Stone Container Corp.                               149,600    $  1,561,450
-------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    Cooper Industries, Inc.                              53,700    $  2,631,300
-------------------------------------------------------------------------------
  Electronics - 2.4%
    Analog Devices, Inc.*                                40,366    $  1,117,634
    Intel Corp.                                          66,400       4,664,600
    Teradyne, Inc.*                                      35,800       1,145,600
                                                                   ------------
                                                                   $  6,927,834
-------------------------------------------------------------------------------
  Entertainment - 1.1%
    Clear Channel Communications, Inc.*                  24,900    $  1,977,994
    Jacor Communications, Inc.*                          20,600       1,094,375
                                                                   ------------
                                                                   $  3,072,369
-------------------------------------------------------------------------------
  Financial Institutions - 3.9%
    Advanta Corp.,"B"                                     9,900    $    251,213
    American Express Co.                                 14,100       1,258,425
    Associates First Capital Corp., "A"                  16,600       1,180,675
    CIT Group, Inc., "A"*                                 7,000         225,750
    Federal National Mortgage Assn.                      48,300       2,756,119
    Franklin Resources, Inc.                             11,700       1,017,169
    Merrill Lynch & Co., Inc.                            23,400       1,706,737
    Morgan Stanley, Dean Witter, Discover & Co.          19,600       1,158,850
    Union Planters Corp.                                 21,917       1,488,986
                                                                   ------------
                                                                   $ 11,043,924
-------------------------------------------------------------------------------
  Food and Beverage Products - 2.7%
    Coca-Cola Co.                                        80,200    $  5,343,325
    Earthgrains Co.                                      14,700         690,900
    McCormick & Co., Inc.                                64,700       1,811,600
                                                                   ------------
                                                                   $  7,845,825
-------------------------------------------------------------------------------
  Forest and Paper Products - 1.5%
    Kimberly-Clark Corp.                                 84,600    $  4,171,838
-------------------------------------------------------------------------------
  Insurance - 8.5%
    Allstate Corp.                                       27,600    $  2,508,150
    Chubb Corp.                                          30,400       2,299,000
    CIGNA Corp.                                          18,900       3,270,881
    Conseco, Inc.                                       113,600       5,161,700
    FPIC Insurance Group, Inc.*                           8,200         238,825
    Hartford Financial Services Group, Inc.              31,300       2,928,506
    Lincoln National Corp.                               25,000    $  1,953,125
    PennCorp Financial Group, Inc.                       35,600       1,270,475
    Reliastar Financial Corp.                            49,314       2,031,120
    Travelers Group, Inc.                                50,700       2,731,463
                                                                   ------------
                                                                   $ 24,393,245
-------------------------------------------------------------------------------
  Medical and Health Products - 3.7%
    Boston Scientific Corp.*                             53,000    $  2,431,375
    Bristol-Myers Squibb Co.                             84,900       8,033,663
    Uromed Corp.*                                        53,900         190,334
                                                                   ------------
                                                                   $ 10,655,372
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.3%
    Cardinal Health, Inc.                                29,800    $  2,238,725
    HBO & Co.                                            78,400       3,763,200
    HEALTHSOUTH Corp.*                                   84,876       2,355,309
    Tenet Healthcare Corp.*                              56,800       1,881,500
    United Healthcare Corp.                             100,600       4,998,562
                                                                   ------------
                                                                   $ 15,237,296
-------------------------------------------------------------------------------
  Oil Services - 0.7%
    Baker Hughes, Inc.                                   47,600    $  2,076,550
-------------------------------------------------------------------------------
  Oils - 1.7%
    Chevron Corp.                                        28,800    $  2,217,600
    USX-Marathon Group                                   78,100       2,635,875
                                                                   ------------
                                                                   $  4,853,475
-------------------------------------------------------------------------------
  Pollution Control - 1.1%
    Browning Ferris Industries, Inc.                     81,000    $  2,997,000
-------------------------------------------------------------------------------
  Railroads - 1.7%
    Burlington Northern Santa Fe Railway Co.             30,800    $  2,862,475
    Wisconsin Central Transportation Corp.*              81,900       1,914,413
                                                                   ------------
                                                                   $  4,776,888
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.2%
    Hilton Hotels Corp.                                  64,000    $  1,904,000
    Host Marriott Corp.*                                 79,700       1,564,113
    Promus Hotel Corp.*                                     647          27,174
                                                                   ------------
                                                                   $  3,495,287
-------------------------------------------------------------------------------
  Stores - 4.6%
    CVS Corp.                                            51,600    $  3,305,625
    Gymboree Corp.*                                      37,300       1,021,087
    Home Depot, Inc.                                     66,800       3,932,850
    Office Depot, Inc.*                                  79,600       1,905,425
    Rite Aid Corp.                                       49,600       2,910,900
                                                                   ------------
                                                                   $ 13,075,887
-------------------------------------------------------------------------------
  Supermarkets - 2.2%
    Meyer (Fred), Inc.*                                  41,000    $  1,491,375
    Safeway, Inc.*                                       74,900       4,737,425
                                                                   ------------
                                                                   $  6,228,800
-------------------------------------------------------------------------------
  Telecommunications - 3.2%
    Aspect Telecommunications Corp.*                    115,100    $  2,402,713
    Brooks Fiber Properties, Inc.*                       15,900         874,500
    Cisco Systems, Inc.*                                 52,450       2,924,087
    Intermedia Communications, Inc.*                     18,900       1,148,175
    WorldCom, Inc.*                                      58,600       1,772,650
                                                                   ------------
                                                                   $  9,122,125
-------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    CalEnergy Co., Inc.*                                 43,800    $  1,259,250
-------------------------------------------------------------------------------
  Utilities - Telephone - 1.8%
    MCI Communications Corp.                             40,400    $  1,729,625
    Sprint Corp.                                         55,900       3,277,137
                                                                   ------------
                                                                   $  5,006,762
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $255,865,351
-------------------------------------------------------------------------------
Foreign Stocks - 7.8%
  Brazil - 0.5%
    Companhia Cervejaria Brahma, ADR (Beverages)        105,300    $  1,493,944
-------------------------------------------------------------------------------
  France - 1.0%
    Alcatel Alsthom, ADR (Telecommunications)           111,700    $  2,827,406
-------------------------------------------------------------------------------
  Hong Kong
    Wharf Holdings Ltd. (Real Estate)                    14,000    $     30,716
-------------------------------------------------------------------------------
  Japan - 1.7%
    Canon, Inc. (Office Equipment)                       87,100    $  2,035,860
    Sankyo Co. Ltd. (Pharmaceuticals)                    18,000         408,273
    Sony Corp. (Electronics)                             27,900       2,488,390
                                                                   ------------
                                                                   $  4,932,523
-------------------------------------------------------------------------------
  Sweden - 0.7%
    Skandia Forsakrings AB (Insurance)                   43,500    $  2,054,319
-------------------------------------------------------------------------------
  Switzerland - 1.8%
    Novartis AG (Pharmaceuticals)                         3,100    $  5,038,749
-------------------------------------------------------------------------------
  United Kingdom - 2.1%
    British Petroleum PLC, ADR (Oils)                    49,710    $  3,961,266
    Jarvis Hotels PLC (Restaurants and Lodging)+        330,200         814,768
    Kwik-Fit Holdings PLC (Automotive Repair Centers)   179,500       1,042,329
                                                                   ------------
                                                                   $  5,818,363
-------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 22,196,020
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $253,113,617)                       $278,061,371
-------------------------------------------------------------------------------

Short-Term Obligations - 11.9%
-------------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)
-------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 1/09/98               $ 3,875    $  3,870,169
    Federal Home Loan Bank Corp., due 1/02/98            10,150      10,148,619
    Federal Home Loan Mortgage Corp., due 1/30/98        10,000       9,953,761
    Federal National Mortgage Assn., due 1/27/98         10,000       9,959,411
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 33,931,960
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $287,045,577)                  $311,993,331
Other Assets, Less Liabilities - (9.2)%                             (26,148,472)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $285,844,859
-------------------------------------------------------------------------------
* Non-income producing security.
+ Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $287,045,577)           $311,993,331
  Cash                                                                  89,135
  Receivable for Series shares sold                                  1,438,773
  Receivable for investments sold                                    3,441,019
  Interest and dividends receivable                                    313,788
  Deferred organization expenses                                         7,002
                                                                  ------------
      Total assets                                                $317,283,048
                                                                  ------------
Liabilities:
  Payable for Series shares reaquired                             $    101,172
  Payable for investments purchased                                 31,200,833
  Payable to affiliates -
      Management fee                                                     5,816
      Administrative fee                                                   117
      Shareholder servicing agent fee                                      273
  Accrued expenses and other liabilities                               129,978
                                                                  ------------
      Total liabilities                                           $ 31,438,189
                                                                  ------------
Net assets                                                        $285,844,859
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $254,340,288
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    24,948,960
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                5,974,138
  Accumulated undistributed net investment income                      581,473
                                                                  ------------
      Total                                                       $285,844,859
                                                                  ============
Shares of beneficial interest outstanding                          18,094,908
                                                                   ==========
Net asset value, offering price, and redemption price per share
  (net assets of $285,844,859 / 18,094,908 shares of
    beneficial interest outstanding)                                $15.80
                                                                    ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1997
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $ 1,783,431
    Interest                                                           515,197
    Foreign taxes withheld                                             (34,169)
                                                                   -----------
      Total investment income                                      $ 2,264,459
                                                                   -----------
  Expenses -
    Management fee                                                 $ 1,343,324
    Trustees' compensation                                               2,033
    Shareholder servicing agent fee                                     62,790
    Administration fee                                                  23,446
    Custodian fee                                                       73,918
    Printing                                                            43,814
    Auditing fees                                                       28,892
    Amortization of organization expenses                                1,837
    Legal fees                                                           1,520
    Miscellaneous                                                          164
                                                                   -----------
      Total expenses                                               $ 1,581,738
    Fees paid indirectly                                                (2,842)
    Reimbursement of expenses to investment advisor                     73,772
                                                                   -----------
      Net expenses                                                 $ 1,652,668
                                                                   -----------
        Net investment income                                      $   611,791
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 7,566,061
    Foreign currency transactions                                      (31,164)
                                                                   -----------
        Net realized gain on investments and foreign currency
          transactions                                             $ 7,534,897
                                                                   -----------
  Change in unrealized appreciation -
    Investments                                                    $23,008,490
    Translation of assets and liabilities in foreign
      currency                                                           1,167
                                                                   -----------
        Net unrealized gain on investments and foreign
          currency translation                                     $23,009,657
                                                                   -----------
          Net realized and unrealized gain on investments
           and foreign currency                                    $30,544,554
                                                                   -----------
            Increase in net assets from operations                 $31,156,345
                                                                   ===========
See notes to financial statements

FINANCIAL STATEMENTS - continued
Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                                  Year Ended December 31,
                                                                ---------------------------
                                                                1997                   1996
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $    611,791            $    57,724
  Net realized gain on investments and foreign
    currency transactions                                      7,534,897                434,597
  Net unrealized gain on investments and foreign
    currency translation                                      23,009,657              1,826,320
                                                            ------------            -----------
    Increase in net assets from operations                  $ 31,156,345            $ 2,318,641
                                                            ------------            -----------
Distributions declared to shareholders -
  From net investment income                                $     --                $   (55,987)
  From net realized gain on investments and foreign
    currency transactions                                         --                   (434,345)
  In excess of net realized gain on investments and
    foreign currency transactions                                 --                    (15,595)
                                                            ------------            -----------
      Total distributions declared to shareholders          $     --                 $ (505,927)
                                                            ------------            -----------
Net increase in net assets from Series share
    transactions                                            $218,978,128            $31,367,503
                                                            ------------            -----------
      Total increase in net assets                          $250,134,473            $33,180,217
Net assets:
  At beginning of year                                        35,710,386              2,530,169
                                                            ------------            -----------
  At end of year (including accumulated
    undistributed net investment income of $581,473
    and $403, respectively)                                 $285,844,859            $35,710,386
                                                            ============            ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights
----------------------------------------------------------------------------------------------------------------------
                                                               Year Ended December 31,           Period Ended
                                                               -----------------------           December 31,
                                                           1997                   1996                  1995*
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $13.13                 $10.89                 $10.00
                                                         ------                 ------                 ------
Income from investment operations# -
  Net investment income(S)                               $ 0.05                 $ 0.06                 $ 0.05
  Net realized and unrealized gain on
   investments and foreign currency
   transactions                                            2.62                   2.37                   1.01
                                                         ------                 ------                 ------
      Total from investment operations                   $ 2.67                 $ 2.43                 $ 1.06
                                                         ------                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                             $  --                  $(0.02)                $(0.03)
  From net realized gain on investments and
   foreign currency transactions                            --                   (0.16)                 (0.14)
  In excess of net realized gain on investments
   and foreign currency transactions                        --                   (0.01)                   --
                                                         ------                 ------                 ------
      Total distributions declared to
        shareholders                                      $ --                  $(0.19)                $(0.17)
                                                         ------                 ------                 ------
Net asset value - end of period                          $15.80                 $13.13                 $10.89
                                                         ======                 ======                 ======
Total return                                             20.26%                 22.33%                 10.62%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                0.92%                  1.00%                  1.00%+
  Net investment income                                   0.34%                  0.47%                  1.15%+
Portfolio turnover                                          99%                    56%                    28%
Average commission rate###                             $ 0.0544                $0.0295                 $  --
Net assets at end of period (000 omitted)              $285,845                $35,710                 $2,530

  * For the period from the commencement of the Series' investment operations, July 26, 1995, through
    December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series' expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
(S) The investment adviser voluntarily agreed to maintain, subject to reimbursement by the Series, the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under these limitations, the net investment income (loss) per share and the ratios would have been:

    Net investment income                                $ 0.06                $   --                  $(0.08)
    Ratios (to average net assets):
      Expenses##                                          0.88%                  1.48%                  3.90%+
      Net investment income                               0.38%                    --                 (1.73)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS Research Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1997, there were 36 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discounts are accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited by the Series with the custodian. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series' distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1997, accumulated undistributed net investment income was decreased by $30,721, accumulated undistributed net realized gain on investments and foreign currency transactions was decreased by $1,546,498, paid-in capital was increased by $1,577,219, due to differences between book and tax accounting for currency transactions and gains and losses from redemption in kind transactions.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1997, the Series has paid MFS all of the expenses owed.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, compliance, shareholder servicing, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $380,667,662 and $167,468,555, respectively. In addition, investments having an aggregate market value of $56,291,895 at date of redemption were distributed in payment of capital gains, for book purposes, of $1,572,705.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $287,045,577
                                                                   ------------
Gross unrealized appreciation                                      $ 31,848,320
Gross unrealized depreciation                                        (6,900,566)
                                                                   ------------
  Net unrealized appreciation                                      $ 24,947,754
                                                                   ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                            Year Ended December 31, 1997      Year Ended December 31, 1996
                                      ----------------------------------  --------------------------------
                                              Shares             Amount          Shares            Amount
----------------------------------------------------------------------------------------------------------
Shares sold                               20,904,749       $305,485,116       2,923,453       $36,570,809
Shares issued to shareholders in
  reinvestment of distributions             --                --                 38,386           505,927
Shares reacquired                         (5,529,553)       (86,506,988)       (474,538)       (5,709,233)
                                          ----------       ------------       ---------       -----------
  Net increase                            15,375,196       $218,978,128       2,487,301       $31,367,503
                                          ==========       ============       =========       ===========

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1997, was $164.

(7) Restricted Security
The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1997, the Series owned the following restricted securities (constituting 0.3% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service of brokers, or if not available, in good faith by or at the direction of the Trustees.

                                        Date of  Share/Par
Description                         Acquisition     Amount      Cost     Value
------------------------------------------------------------------------------
Jarvis Hotels PLC             6/21/96 - 10/7/97    330,200  $874,501  $814,768

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and the Shareholders of MFS Research Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the two years then ended and for the period from July 26, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Series at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

                 --------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1998 MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116-3741
                                                              VFR-2 2/98  54.7M